EXHIBIT 32

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BTCS Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Allen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The quarterly report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2022	By:	/s/ Charles Allen
Charles Allen
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to BTCS Inc. and will be retained by BTCS Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Quarterly Report of BTCS Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Prevoznik, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The quarterly report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2022	By:	/s/ Michael Prevoznik
Michael Prevoznik
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to BTCS Inc. and will be retained by BTCS Inc. and furnished to the Securities and Exchange Commission or its staff upon request.